UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2006 (July 25, 2006)

SYMYX TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-27765	77-0397908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Central Expressway
Santa Clara, California	95051
(Address of Principal Executive Offices)	(Zip Code)

(408) 764-2000

(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 18, 2006, Anthony R. Muller was appointed as a member of the Board of Directors (the “Board”) of Symyx Technologies, Inc. (the “Company”).  On July 25, 2006, Mr. Muller was appointed as a member and chairperson of the Audit Committee (the “Audit Committee”) of the Board of the Company.

As previously reported, Mr. Muller replaces Martin Gerstel on the Company’s Board of Directors and as a member of the Audit Committee.  Mr. Gerstel’s resignation was for personal reasons and does not reflect any disagreement with Symyx.  On July 26, 2006, subsequent to Mr. Muller’s joining the Board to replace Mr. Gerstel, the Company received notice from the Nasdaq Stock Market indicating that during the eight day period between Mr. Muller’s appointments to the Board and to the audit committee, the Company was not in compliance with Marketplace Rule 4350(d)(2)(A), which requires that the Company’s Audit Committee be comprised of at least three independent members of the Board.  As a result of Mr. Muller’s appointment to the Audit Committee on July 25, 2006, the matter was resolved and closed according to Nasdaq.  Symyx has been in compliance with Marketplace Rule 4350(d)(2)(A) since July 25, 2006.

A copy of the Nasdaq Staff Deficiency letter received by the Company is attached hereto as Exhibit 99.1.

On July 28, 2006, the Company issued a press release announcing the appointment of Mr. Muller to the Board and as a member and chairperson of the Audit Committee and the receipt of the attached Nasdaq Staff Deficiency letter.  A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein in its entirety.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

 As reported in Item 3.01 herein, effective July 25, 2006, Mr. Muller was appointed to and will serve as a member and chairperson of the Audit Committee of the Board of the Company.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
99.1	Letter from Nasdaq Stock Market to Symyx Technologies, Inc. dated July 26, 2006.
99.2	Press Release disseminated on July 28, 2006, relating to the appointment of a new director and chairperson of the Audit Committee.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SYMYX TECHNOLOGIES, INC.
(Registrant)

Date: July 28, 2006	By:	/s/ Steven D. Goldby
Steven D. Goldby
Chairman of the Board,
Chief Executive Officer
(Principal Executive Officer)

Date: July 28, 2006	By:	/s/ Jeryl L. Hilleman
Jeryl L. Hilleman
Executive Vice President,
Chief Financial Officer
(Principal Financial and Accounting Officer)

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Letter from Nasdaq Stock Market to Symyx Technologies, Inc. dated July 26, 2006.
99.2	Press Release disseminated on July 28, 2006, relating to the appointment of a new director and chairperson of the Audit Committee.

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